UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2020

CNS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-39126	82-2318545
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900, Houston, TX 77007

(Address of principal executive offices and zip code)

(800) 946-9185

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2020, CNS Pharmaceuticals, Inc. (“Company”) held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"). As of April 27, 2020, the record date for the Annual Meeting, there were 16,450,234 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 13,254,656, or 80.57%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal 1. Election of Directors - The Company’s stockholders elected John Climaco, Jerzy (George) Gumulka, Jeffry R. Keyes, Andrzej Andraczke and Carl Evans to serve until the 2021 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
John Climaco	10,577,154	37,595	2,639,907
Jerzy (George) Gumulka	10,578,124	36,625	2,639,907
Jeffry R. Keyes	10,577,403	37,346	2,639,907
Andrzej Andraczke	10,577,278	37,471	2,639,907
Carl Evans	10,575,921	38,828	2,639,907

Proposal 2. Ratify MaloneBailey, LLP as Independent Registered Public Accountant - The Company's stockholders ratified the appointment of MaloneBailey, LLP as the Company's Independent registered public accounting firm for the fiscal year ending December 31, 2020, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,029,405	214,086	11,165	0

Proposal 3. Approve the Company’s 2020 Equity Plan – The Company’s stockholders approved the Company’s 2020 Equity Plan. The voting on this proposal is set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,440,134	156,612	18,003	2,639,907

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

Date: June 9, 2020	By:	/s/ Chris Downs
Chris Downs Chief Financial Officer

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